Exhibit 99.2

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2010	2009	2010	2009

OPERATING REVENUES:
Gas utility	$261.3	$306.1	$954.1	$1,066.0
Electric utility	138.9	127.9	608.0	528.6
Nonutility	163.9	134.6	567.4	494.3
Total operating revenues	564.1	568.6	2,129.5	2,088.9

OPERATING EXPENSES:
Cost of gas sold	133.0	177.5	504.7	618.1
Cost of fuel and purchased power	54.7	46.9	235.0	194.3
Cost of nonutility revenues	72.7	53.8	243.3	207.5
Other operating	140.0	136.4	538.4	514.0
Depreciation and amortization	58.5	53.6	229.1	211.9
Taxes other than income taxes	15.3	15.0	62.2	63.0
Total operating expenses	474.2	483.2	1,812.7	1,808.8

OPERATING INCOME	89.9	85.4	316.8	280.1

OTHER INCOME (EXPENSE):
Equity in earnings (losses) of unconsolidated affiliates	5.3	14.7	(8.6)	3.4
Other income - net	2.8	3.1	4.8	13.7
Total other income (expense)	8.1	17.8	(3.8)	17.1

INTEREST EXPENSE	26.6	26.0	104.6	100.0

INCOME BEFORE INCOME TAXES	71.4	77.2	208.4	197.2

INCOME TAXES	26.0	22.6	74.7	64.1

NET INCOME	$45.4	$54.6	$133.7	$133.1

AVERAGE COMMON SHARES OUTSTANDING	81.5	80.8	81.2	80.7
DILUTED COMMON SHARES OUTSTANDING	81.6	81.0	81.3	81.0

EARNINGS PER SHARE OF COMMON STOCK

BASIC	$0.56	$0.68	$1.65	$1.65

DILUTED	$0.56	$0.67	$1.64	$1.64

VECTREN UTILITY HOLDINGS
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF INCOME
(Millions)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2010	2009	2010	2009

OPERATING REVENUES:
Gas utility	$261.3	$306.1	$954.1	$1,066.0
Electric utility	138.9	127.9	608.0	528.6
Other	0.4	0.4	1.6	1.6
Total operating revenues	400.6	434.4	1,563.7	1,596.2

OPERATING EXPENSES:
Cost of gas sold	133.0	177.5	504.7	618.1
Cost of fuel and purchased power	54.7	46.9	235.0	194.3
Other operating	75.9	76.7	299.2	304.6
Depreciation and amortization	47.7	46.1	188.2	180.9
Taxes other than income taxes	14.5	14.1	59.6	60.3
Total operating expenses	325.8	361.3	1,286.7	1,358.2

OPERATING INCOME	74.8	73.1	277.0	238.0

OTHER INCOME - NET	1.5	1.7	5.4	7.8

INTEREST EXPENSE	20.4	20.3	81.4	79.2

INCOME BEFORE INCOME TAXES	55.9	54.5	201.0	166.6

INCOME TAXES	22.3	18.6	77.1	59.2

NET INCOME	$33.6	$35.9	$123.9	$107.4

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEETS
(Millions - Unaudited)

	December 31,	December 31,
	2010	2009

ASSETS
Current Assets
Cash & cash equivalents	$10.4	$11.9
Accounts receivable - less reserves of $5.3 &
$5.2, respectively	176.6	162.4
Accrued unbilled revenues	162.0	144.7
Inventories	187.1	167.8
Recoverable fuel & natural gas costs	7.9	-
Prepayments & other current assets	101.2	95.1
Total current assets	645.2	581.9

Utility Plant
Original cost	4,791.7	4,601.4
Less: accumulated depreciation & amortization	1,836.3	1,722.6
Net utility plant	2,955.4	2,878.8

Investments in unconsolidated affiliates	135.2	186.2
Other utility and corporate investments	34.1	33.2
Other nonutility investments	40.9	46.2
Nonutility property - net	488.3	482.6
Goodwill - net	242.0	242.0
Regulatory assets	189.4	187.9
Other assets	33.7	33.0
TOTAL ASSETS	$4,764.2	$4,671.8

LIABILITIES & SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable	$183.7	$183.8
Accounts payable to affiliated companies	59.6	54.1
Refundable fuel & natural gas costs	-	22.3
Accrued liabilities	178.4	174.7
Short-term borrowings	118.3	213.5
Current maturities of long-term debt	250.7	48.0
Long-term debt subject to tender	30.0	51.3
Total current liabilities	820.7	747.7

Long-term Debt - Net of Current Maturities &
Debt Subject to Tender	1,435.2	1,540.5

Deferred Income Taxes & Other Liabilities
Deferred income taxes	515.3	458.7
Regulatory liabilities	333.5	322.1
Deferred credits & other liabilities	220.6	205.6
Total deferred credits & other liabilities	1,069.4	986.4

Common Shareholders' Equity
Common stock (no par value) – issued & outstanding
81.7 and 81.1 shares, respectively	683.4	666.8
Retained earnings	759.9	737.2
Accumulated other comprehensive income (loss)	(4.4)	(6.8)
Total common shareholders' equity	1,438.9	1,397.2
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$4,764.2	$4,671.8

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Millions - Unaudited)

	For the twelve months ended
	December 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$133.7	$133.1
Adjustments to reconcile net income to cash from operating activities:
Depreciation & amortization	229.1	211.9
Deferred income taxes & investment tax credits	69.3	84.9
Equity in (earnings) losses of unconsolidated affiliates	8.6	(3.4)
Provision for uncollectible accounts	16.8	15.1
Expense portion of pension & postretirement benefit cost	10.0	10.4
Other non-cash charges - net	15.9	13.3
Changes in working capital accounts:
Accounts receivable & accrued unbilled revenue	(48.3)	96.9
Inventories	(19.3)	(36.1)
Recoverable/refundable fuel & natural gas costs	(30.2)	21.3
Prepayments & other current assets	(23.5)	43.1
Accounts payable, including to affiliated companies	5.5	(85.8)
Accrued liabilities	10.2	4.0
Unconsolidated affiliate dividends	42.7	12.6
Employer contributions to pension & postretirement plans	(22.0)	(38.5)
Changes in noncurrent assets	(7.6)	0.2
Changes in noncurrent liabilities	(6.1)	(33.4)
Net cash flows from operating activities	384.8	449.6

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from:
Dividend reinvestment plan & other common stock issuances	14.0	5.8
Long-term debt, net of issuance costs	124.2	312.5
Requirements for:
Dividends on common stock	(110.8)	(108.6)
Retirement of long-term debt	(49.3)	(3.5)
Other Financing Activities	(0.2)	-
Net change in short-term borrowings	(95.2)	(306.0)
Net cash flows from financing activities	(117.3)	(99.8)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from:
Unconsolidated affiliate distributions	0.5	4.6
Other collections	10.8	1.5
Requirements for:
Capital expenditures, excluding AFUDC equity	(277.2)	(432.0)
Unconsolidated affiliate investments	(0.2)	(0.2)
Other investments	(2.9)	(5.0)
Net cash flows from investing activities	(269.0)	(431.1)

Net change in cash & cash equivalents	(1.5)	(81.3)
Cash & cash equivalents at beginning of period	11.9	93.2
Cash & cash equivalents at end of period	$10.4	$11.9

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
HIGHLIGHTS
(millions, except per share amounts)
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2010	2009	2010	2009

REPORTED EARNINGS:
Utility Group	$33.6	$35.9	$123.9	$107.4

Nonutility Group
Infrastructure Services	0.9	0.2	3.1	2.4
Energy Services	2.2	3.0	6.4	8.4
Coal Mining	3.8	6.0	11.9	13.4
Energy Marketing	4.9	10.0	(4.2)	4.1 *
Other Businesses	-	(0.2)	(7.4)	(2.5)
Total Nonutility Group	11.8	19.0	9.8	25.8

Corporate and Other	-	(0.3)	-	(0.1)

Vectren Consolidated	$45.4	$54.6	$133.7	$133.1

REPORTED EPS	$0.56	$0.68	$1.65	$1.65

* Twelve months ended December 31, 2009 includes $11.9 million after tax charge related to Liberty Gas Storage Investment

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED GAS DISTRIBUTION
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2010	2009	2010	2009

GAS OPERATING REVENUES (Millions):
Residential	$179.5	$209.5	$651.2	$726.6
Commercial	61.9	77.9	234.5	272.3
Industrial	17.0	16.8	57.6	55.9
Other Revenue	2.9	1.9	10.8	11.2
	$261.3	$306.1	$954.1	$1,066.0

GAS MARGIN (Millions):
Residential	$84.7	$87.2	$297.9	$298.9
Commercial	24.8	25.7	87.2	89.9
Industrial	15.6	13.4	52.4	46.8
Other	3.2	2.3	11.9	12.3
	$128.3	$128.6	$449.4	$447.9

GAS SOLD & TRANSPORTED (MMDth):
Residential	26.1	24.1	74.0	73.3
Commercial	10.7	10.9	32.2	33.2
Industrial	25.7	22.9	90.8	78.0
	62.5	57.9	197.0	184.5

AVERAGE GAS CUSTOMERS
Residential	901,735	900,977	897,715	896,516
Commercial	82,993	83,265	82,780	83,148
Industrial	1,652	1,618	1,638	1,621
	986,380	985,860	982,133	981,285

YTD WEATHER AS A PERCENT OF NORMAL:
Heating Degree Days (Ohio)	108%	102%	105%	103%

VECTREN CORPORATION
AND SUBSIDIARY COMPANIES
SELECTED ELECTRIC
OPERATING STATISTICS
(Unaudited)

	Three Months		Twelve Months
	Ended December 31		Ended December 31
	2010	2009	2010	2009

ELECTRIC OPERATING REVENUES (Millions):
Residential	$42.4	$40.9	$206.4	$183.3
Commercial	36.1	34.3	149.7	139.9
Industrial	47.6	41.1	199.1	162.3
Other Revenue	3.6	3.1	9.1	7.7
Total Retail	129.7	119.4	564.3	493.2
Net Wholesale Revenues	9.2	8.5	43.7	35.4
	$138.9	$127.9	$608.0	$528.6

ELECTRIC MARGIN (Millions):
Residential	$29.4	$29.4	$144.3	$131.6
Commercial	23.0	22.8	96.9	93.1
Industrial	23.0	20.5	97.1	81.7
Other	3.4	2.9	8.5	7.2
Total Retail	78.8	75.6	346.8	313.6
Net Wholesale Margin	5.4	5.4	26.2	20.7
	$84.2	$81.0	$373.0	$334.3

ELECTRICITY SOLD (GWh):
Residential	324.7	317.7	1,603.5	1,451.7
Commercial	324.0	321.0	1,360.5	1,309.1
Industrial	610.6	572.0	2,630.3	2,258.9
Other Sales - Street Lighting	6.6	5.9	22.6	20.0
Total Retail	1,265.9	1,216.6	5,616.9	5,039.7
Wholesale	121.4	109.3	587.6	603.6
	1,387.3	1,325.9	6,204.5	5,643.3

AVERAGE ELECTRIC CUSTOMERS
Residential	122,907	122,600	122,857	122,380
Commercial	18,261	18,347	18,321	18,357
Industrial	111	106	108	105
Other	33	33	33	33
	141,312	141,086	141,319	140,875

YTD WEATHER AS A PERCENT OF NORMAL:
Cooling Degree Days (Indiana)			134%	90%
Heating Degree Days (Indiana)			101%	96%